EU-DOCS\32205615.1 To: National Westminster Bank PLC as Agent under the Facility Agreement (as defined below) 30 March 2021 (as updated on 7 April 2021) £50m Facility Agreement – Amendment Letter (the “Letter”) Dear All Facility Agreement dated 7 June 2019 and made between Western Power Distribution plc as the Borrower and National Westminster Bank plc as the Original Lender and Agent (each such term as defined therein) (as amended, restated and/or supplemented from time to time, the “Facility Agreement”) 1. INTRODUCTION 1.1 We refer to the Facility Agreement. Terms defined in the Facility Agreement (as amended pursuant to this Letter) shall have the same meaning when used in this Letter. 1.2 Clauses 1.2 (Construction) and 1.3 (Third Party Rights) of the Facility Agreement will be deemed to be set out in full in this Letter, but as if references in such clauses to the Facility Agreement were references to this Letter. 1.3 The purpose of this Letter is to make an amendment to Clauses 1.1 and 7.2 of the Facility Agreement, as further set out below. 1.4 This Letter is designated as a Finance Document. 2. AMENDMENT 2.1 With effect from (and including) the date of countersignature of this Letter, the below definition to be included in Clause 1.1 (Definitions): ""Acquisition" means the acquisition of the entire share capital of PPL WPD Investments Limited and its subsidiaries by National Grid Holdings One plc as announced by National Grid plc on 18 March 2021." 2.2 With effect from (and including) the date of countersignature of this Letter, Clause 7.2 of the Facility Agreement shall be deemed to be deleted in its entirety and replaced with the following wording: “7.2 Change of Control If, except to the extent of a group reorganisation where the Borrower continues to be controlled directly or indirectly by PPL Corporation or, on and following the Acquisition, National Grid plc, the Borrower becomes aware of any person (whether alone or together with any associated person or persons) gaining control of the Borrower (for these purposes "associated person" means, in relation to any person, a person who is (i) "acting in concert" (as defined in the City Code on Takeovers and Mergers) with that person or (ii) a "connected person" (as defined in section 1122 of the CTA 2010) of that person and "control" means the relevant person satisfies any of the criteria set out in paragraphs (1)(a) to (c) of Section 1159 of the Companies Act 2006): 7.2.1 within five days of such date, the Borrower shall give notice of such change of control to the Agent; Exhibit 10(c)

EU-DOCS\32205615.1 7.2.2 the Lenders and the Borrower shall immediately enter into negotiations for a period of not more than 45 days from the date of the change of control with a view to agreeing whether the Facility shall continue to be made available and on what terms; 7.2.3 if no such agreement is reached within the said period of 45 days, then any Lender may, on 10 Business Days’ notice to the Agent and to the Borrower, require the repayment of its share in the Loan and the cancellation of its Commitment; and 7.2.4 a Lender shall not be obliged to fund its participation in the Loan during the negotiation period set out in paragraph 7.2.2 above and, if no agreement is reached within such negotiation period, during the 10 Business Day notice period set out in paragraph 7.2.3 above.” 3. REPEATED REPRESENTATIONS 3.1 The Borrower confirms to each Finance Party that the Repeating Representations are true in all material respects on the date on which the Agent countersigns this Letter by reference to the facts and circumstances then existing on such date. 3.2 References to “this Agreement” in the Repeating Representations should be construed as references to the Agreement as amended by this Letter. 4. MISCELLANEOUS 4.1 Except as varied by the terms of this Letter, the Facility Agreement will remain in full force and effect and any reference in the amended Facility Agreement or to any provision of the Facility Agreement will be construed as a reference to the amended Facility Agreement, or that provision, as amended by this Letter. 4.2 This Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter. 4.3 The provisions of Clauses 27.6 (Waivers and remedies cumulative), 34 (Severability), 36 (Notices), 38 (Governing law) and 39 (Enforcement) of the Facility Agreement apply to this Letter as though they were set out in full in this Letter but as if references in such clauses to the Facility Agreement were references to this Letter. 4.4 This Letter and any non-contractual obligations arising out of or in connection with it are governed by English law. Please sign and return to us a counterpart of this Letter as soon as possible and, in any event, by no later than 5 p.m. (London time) on 12 April 2021 in order to indicate your agreement (on behalf of Majority Lenders) to its terms. Yours faithfully

[WPD plc Term Loan – Amendment Letter to the Facility Agreement] THE BORROWER For and on behalf of WESTERN POWER DISTRIBUTION PLC By : _____________________________ Name : Julie Hunt Title : Treasurer

[WPD plc Term Loan – Amendment Letter to the Facility Agreement] Acknowledged and accepted on behalf of Majority Lenders: THE AGENT For and on behalf of NATIONAL WESTMINSTER BANK PLC By : _____________________________ By : _____________________________ Name : Name : Title : Title : Date : Date : Director, Corporates & Institutions 9th April 2021 Andreas Argyrou